UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2014

SITEL Worldwide Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-172952 (Commission file number)	16-1556476 (IRS employer identification number)

3102 West End Avenue Two American Center, Suite 1000 Nashville, Tennessee 37203 (Address of principal executive offices)		37203 (Zip Code)

(615) 301-7100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
On January 30, 2014, SITEL Worldwide Corporation (the “Company”) entered into an agreement (the “Deferred Payment Agreement”) with Emory Enterprises, LLC ("Emory") and David Garner pursuant to which the Company agreed to defer payment of all past due and all future purchase price payments owed to the Company by Emory and Mr. Garner related to the 2011 purchase of the Company’s third party collections business based in Buffalo, New York (the “NAFS Business”) by Emory and Mr. Garner. The Company also agreed to defer payment on certain information technology service charges owed by Emory to the Company for services provided to the NAFS Business. The deferred payment obligation is embodied in an Amended and Restated Promissory Note (the “Amended Note”) in the principal amount of $812,969.67, which amends a February 13, 2013 Promissory Note in the original principal amount of $187,501.61, bears interest at the prime rate and is guaranteed by Mr. Garner on a recourse basis. Mr. Garner’s guarantee is secured by a security interest in all of Mr. Garner’s preferred and common stock in the Company granted pursuant to a stock pledge agreement (the “Stock Pledge Agreement”).

Copies of the Deferred Payment Agreement, the Amended Note, and Stock Pledge Agreement are attached as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K. The descriptions of the material terms of the Deferred Payment Agreement and Stock Pledge Agreement are qualified in their entirety by reference to such exhibits.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description
10.1	Agreement, dated as of January 30, 2014, by and among Sitel Operating Corporation, Emory Enterprises, LLC and David Garner
10.2	Amended and Restated Promissory Note dated January 30, 2014, made by Emory Enterprises, LLC and guaranteed by David Garner.
10.3	Amended and Restated Stock Pledge Agreement dated as of January 30, 2014, by and between Sitel Operating Corporation, NA Liquidating Company, Inc. and David Garner

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SITEL Worldwide Corporation (Registrant)
By: /s/ David Beckman Name: David Beckman Title: Chief Legal Officer and Secretary

Date:	February 4, 2014

Exhibit Number	Exhibit Description
10.1	Agreement, dated as of January 30, 2014, by and among Sitel Operating Corporation, Emory Enterprises, LLC and David Garner
10.2	Amended and Restated Promissory Note dated January 30, 2014, made by Emory Enterprises, LLC and guaranteed by David Garner.
10.3	Amended and Restated Stock Pledge Agreement dated as of January 30, 2014, by and between Sitel Operating Corporation, NA Liquidating Company, Inc. and David Garner

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